POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GS LVB CO-INVEST, LP. (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Anthony DeRose, Yvette Kosic, Rachel Parrish and Kevin P. Treanor (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by Yvette Kosic), acting individually, as its true and lawful attorney, to approve, execute and deliver in its name and on its behalf, whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said Attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do, hereby ratifying and confirming all that said Attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until December 31, 2016 unless earlier revoked by written instrument.  In the event an Attorney-in-fact ceases to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates or ceases to perform the function in connection with which he/she was appointed Attorney-in-fact prior to December 31, 2016, this Power of Attorney shall cease to have effect in relation to such Attorney-in-fact upon such cessation but shall continue in full force and effect in relation to the remaining Attorneys-in-fact.  The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

THIS POWER OF ATTORNEY shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents this 13th day of December, 2011.

GS LVB CO-INVEST, L.P.

By:	GS LVB Advisors, L.L.C.

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GS LVB ADVISORS, L.L.C. (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Anthony DeRose, Yvette Kosic, Rachel Parrish and Kevin P. Treanor (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by Yvette Kosic), acting individually, as its true and lawful attorney, to approve, execute and deliver in its name and on its behalf, whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said Attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do, hereby ratifying and confirming all that said Attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until December 31, 2016 unless earlier revoked by written instrument.  In the event an Attorney-in-fact ceases to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates or ceases to perform the function in connection with which he/she was appointed Attorney-in-fact prior to December 31, 2016, this Power of Attorney shall cease to have effect in relation to such Attorney-in-fact upon such cessation but shall continue in full force and effect in relation to the remaining Attorneys-in-fact.  The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

THIS POWER OF ATTORNEY shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents this 13th day of December, 2011.

GS LVB ADVISORS, L.L.C.

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GOLDMAN SACHS BMET INVESTORS, L.P. (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Anthony DeRose, Yvette Kosic, Rachel Parrish and Kevin P. Treanor (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by Yvette Kosic), acting individually, as its true and lawful attorney, to approve, execute and deliver in its name and on its behalf, whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said Attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do, hereby ratifying and confirming all that said Attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until December 31, 2016 unless earlier revoked by written instrument.  In the event an Attorney-in-fact ceases to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates or ceases to perform the function in connection with which he/she was appointed Attorney-in-fact prior to December 31, 2016, this Power of Attorney shall cease to have effect in relation to such Attorney-in-fact upon such cessation but shall continue in full force and effect in relation to the remaining Attorneys-in-fact.  The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

THIS POWER OF ATTORNEY shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents this 13th day of December, 2011.

GOLDMAN SACHS BMET INVESTORS, L.P.

By:	GS BMET Advisors, L.L.C.

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Secretary

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GS BMET ADVISORS, L.L.C. (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Anthony DeRose, Yvette Kosic, Rachel Parrish and Kevin P. Treanor (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by Yvette Kosic), acting individually, as its true and lawful attorney, to approve, execute and deliver in its name and on its behalf, whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said Attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do, hereby ratifying and confirming all that said Attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until December 31, 2016 unless earlier revoked by written instrument.  In the event an Attorney-in-fact ceases to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates or ceases to perform the function in connection with which he/she was appointed Attorney-in-fact prior to December 31, 2016, this Power of Attorney shall cease to have effect in relation to such Attorney-in-fact upon such cessation but shall continue in full force and effect in relation to the remaining Attorneys-in-fact.  The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

THIS POWER OF ATTORNEY shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents this 13th day of December, 2011.

GS BMET ADVISORS, L.L.C.

By:	GS BMET Advisors, L.L.C.

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GOLDMAN SACHS BMET INVESTORS OFFSHORE HOLDINGS, L.P. (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Anthony DeRose, Yvette Kosic, Rachel Parrish and Kevin P. Treanor (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by Yvette Kosic), acting individually, as its true and lawful attorney, to approve, execute and deliver in its name and on its behalf, whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said Attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do, hereby ratifying and confirming all that said Attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until December 31, 2016 unless earlier revoked by written instrument.  In the event an Attorney-in-fact ceases to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates or ceases to perform the function in connection with which he/she was appointed Attorney-in-fact prior to December 31, 2016, this Power of Attorney shall cease to have effect in relation to such Attorney-in-fact upon such cessation but shall continue in full force and effect in relation to the remaining Attorneys-in-fact.  The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

THIS POWER OF ATTORNEY shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents this 13th day of December, 2011.

GOLDMAN SACHS BMET INVESTORS OFFSHORE HOLDINGS, L.P.

By:	GS BMET Offshore Advisors, Inc.

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Secretary

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GS BMET OFFSHORE ADVISORS, INC. (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Anthony DeRose, Yvette Kosic, Rachel Parrish and Kevin P. Treanor (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by Yvette Kosic), acting individually, as its true and lawful attorney, to approve, execute and deliver in its name and on its behalf, whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said Attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do, hereby ratifying and confirming all that said Attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until December 31, 2016 unless earlier revoked by written instrument.  In the event an Attorney-in-fact ceases to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates or ceases to perform the function in connection with which he/she was appointed Attorney-in-fact prior to December 31, 2016, this Power of Attorney shall cease to have effect in relation to such Attorney-in-fact upon such cessation but shall continue in full force and effect in relation to the remaining Attorneys-in-fact.  The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

THIS POWER OF ATTORNEY shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents this 13th day of December, 2011.

GS BMET OFFSHORE ADVISORS, INC.

By:	GS BMET Advisors, L.L.C.

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Secretary

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GS PEP BASS HOLDINGS, L.L.C. (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Anthony DeRose, Yvette Kosic, Rachel Parrish and Kevin P. Treanor (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by Yvette Kosic), acting individually, as its true and lawful attorney, to approve, execute and deliver in its name and on its behalf, whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said Attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do, hereby ratifying and confirming all that said Attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until December 31, 2016 unless earlier revoked by written instrument.  In the event an Attorney-in-fact ceases to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates or ceases to perform the function in connection with which he/she was appointed Attorney-in-fact prior to December 31, 2016, this Power of Attorney shall cease to have effect in relation to such Attorney-in-fact upon such cessation but shall continue in full force and effect in relation to the remaining Attorneys-in-fact.  The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

THIS POWER OF ATTORNEY shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents this 14th day of December, 2011.

GS PEP BASS HOLDINGS, L.L.C.

By:	/s/ Jonathan Snider
Name:	Jonathan Snider
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004 – DIRECT INVESTMENT FUND, L.P. (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Andrea DeMar, Yvette Kosic, Rachel Parrish, Justine Hansen, Kevin P. Treanor and Anthony DeRose (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, as its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said Attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said Attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of September 29, 2009.

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004 – DIRECT INVESTMENT FUND, L.P

By:	Goldman Sachs PEP 2004 Direct Investment Advisors, L.L.C.

By:	s/ Ryan J. Boucher
Name:	Ryan J. Boucher
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GOLDMAN SACHS PEP 2004 DIRECT INVESTMENT ADVISORS, L.L.C. (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Andrea DeMar, Yvette Kosic, Rachel Parrish, Justine Hansen, Kevin P. Treanor and Anthony DeRose (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, as its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said Attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said Attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of September 29, 2009.

GOLDMAN SACHS PEP 2004 DIRECT INVESTMENT ADVISORS, L.L.C.

By:	/s/ Ryan J. Boucher
Name:	Ryan J. Boucher
Title:	Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2005-DIRECT INVESTMENT FUND, L.P. (the “Company”) does hereby make, constitute and appoint each of Bruce A. Albert, Anthony DeRose, Yvette Kosic, Rachel Parrish and Kevin P. Treanor (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by Yvette Kosic), acting individually, as its true and lawful attorney, to approve, execute and deliver in its name and on its behalf, whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said Attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do, hereby ratifying and confirming all that said Attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until December 31, 2016 unless earlier revoked by written instrument.  In the event an Attorney-in-fact ceases to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates or ceases to perform the function in connection with which he/she was appointed Attorney-in-fact prior to December 31, 2016, this Power of Attorney shall cease to have effect in relation to such Attorney-in-fact upon such cessation but shall continue in full force and effect in relation to the remaining Attorneys-in-fact.  The Company has the unrestricted right unilaterally to revoke this Power of Attorney.

THIS POWER OF ATTORNEY shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents this 14th day of December, 2011.

GOLDMAN SACHS PEP 2005 DIRECT INVESTMENT ADVISORS, L.L.C.

By:	Goldman Sachs PEP 2005 Direct Investment Advisors, L.L.C.

By:	/s/ Jonathan Snider
Name:	Jonathan Snider
Title:	Vice President